WARBURG PINCUS TAX FREE FUND
STATEMENT OF NET ASSETS
August 31, 1997
--------------------------------------------------------------------------------
                                RATINGS(DOUBLE DAGGER)
PAR                                 (MOODY'S/S&P)     MATURITY   RATE     VALUE
---                                 -------------     --------   ----     -----
MUNICIPAL BONDS (100.0%)

FLORIDA (5.8%)

200,000  Florida State Department of
         Transportation Revenue
         Bond Alligator Alley Project [Aaa, AAA]     07/01/07   6.250  $ 223,750

KANSAS (18.1%)

700,000  Kansas City, Kansas Industrial
         Development Revenue Bond PQ
         Corporation Project           [Aa3, NR]     08/01/15   3.750    700,000
                                                                (DAGGER)
MARYLAND (21.2%)

400,000  Baltimore, Maryland Consolidated
         Public Improvement
         General Obligation Bond
         Series C                     [Aaa, AAA]     10/15/09   7.500    496,000

300,000  Montgomery County, Maryland
         Parking Authority
         Revenue Bond Silver Spring
         Parking Lot Series A
         (Callable 06/01/02 @ $102)   [Aaa, AAA]     06/01/07   6.250    327,000
                                                                       ---------
                                                                         823,000
                                                                       ---------
MASSACHUSETTS (4.2%)

150,000  Massachusetts State General
         Obligation Bond Series A       [A1, A+]     11/01/06   6.000    163,312

NEW JERSEY (16.1%)

400,000  New Jersey State Turnpike
         Authority Revenue Bond
         Series C                     [Aaa, AAA]     01/01/16   6.500    459,500

150,000  Ocean County, New Jersey
         Utilities Authority Wastewater
         Revenue Bond                  [Aa2, NR]     01/01/07   6.000    164,250
                                                                       ---------
                                                                         623,750
                                                                       ---------
NEW YORK (17.4%)

300,000  New York City General
         Obligation Bond Series B     [Aaa, AA+]    08/15/22    3.700    300,000
                                                                (DAGGER)
200,000  New York State Dormitory
         Authority Revenue Bond
         State University Educational
         Facilities Series A         [Baa1, BBB]    05/15/06    6.500    220,750

150,000  New York State Thruway
         Authority Revenue Bond Series D
         (Callable 01/01/07 @ $102)   [Aa3, AA-]    01/01/15    5.500    152,250
                                                                       ---------
                                                                         673,000
                                                                       ---------

WARBURG PINCUS TAX FREE FUND
STATEMENT OF NET ASSETS
August 31, 1997
--------------------------------------------------------------------------------

                                RATINGS(DOUBLE DAGGER)
PAR                                 (MOODY'S/S&P)     MATURITY   RATE     VALUE
---                                 -------------     --------   ----     -----
MUNICIPAL BONDS (cont'd)

PENNSYLVANIA (5.8%)

200,000  Philadelphia, Pennsylvania
         Water & Waste Water
         Revenue Bond                 [Aaa, AAA]     08/01/09   6.250  $223,250

PUERTO RICO (11.4%)

250,000  Puerto Rico Commonwealth
         General Obligation Bond      [Aaa, AAA]     07/01/08   6.500   287,500

150,000  Puerto Rico Electric Power
         Authority Revenue Bond
         Series CC                   [Baa1, BBB+]    07/01/08   5.500   156,563
                                                                     ----------
                                                                        444,063
                                                                     ----------
TOTAL MUNICIPAL BONDS                                                 3,874,125
                                                                     ----------

TOTAL INVESTMENTS AT VALUE                                            3,874,125

LIABILITIES IN EXCESS OF OTHER ASSETS                                    (1,817)
                                                                     ----------

NET ASSETS                                                           $3,872,308
                                                                     ----------

NET ASSET VALUE,                                                         $10.59
         ($3,872,308 / 365,672)                                       =========

(DOUBLE DAGGER) Credit  ratings  given by  Moody's   Investors Service Inc.  and
    Standard & Poor's Ratings Group are unaudited.
(DAGGER) On instruments  with variable rates, the interest  rate  shown reflects the current rate as of August 31, 1997.
* Also cost for Federal income tax purposes. The gross appreciation (depreciation) on a tax basis is as follows:

   Gross Appreciation        $199,489
   Gross Depreciation            (705)
                             --------
   Net Appreciation          $198,784

WARBURG PINCUS TAX FREE FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1997
--------------------------------------------------------------------------------



INVESTMENT INCOME:
    Interest                                                     $251,196
                                                                 --------
          Total investment income                                 251,196
                                                                 --------
EXPENSES:
    Investment advisory                                            24,076
    Administration Services                                         7,223
    Audit                                                           8,201
    Custodian                                                      12,154
    Directors'                                                      7,438
    Distribution                                                   12,038
    Legal                                                          32,711
    Registration                                                   20,575
    Insurance                                                         315
    Printing                                                        6,906
    Miscellaneous                                                  10,522
                                                                 --------
                                                                  142,159
     Less: fees waived and expenses reimbursed                   (118,083)
                                                                 --------
          Total expenses                                           24,076
                                                                 --------
                    Net investment income                         227,120
                                                                 --------
NET REALIZED AND UNREALIZED GAIN
    FROM INVESTMENTS:

     Net realized gain from security transactions                  72,910
     Net change in unrealized appreciation from investments        83,720
                                                                 --------

     Net realized and unrealized gain from investments            156,630
                                                                 --------
Net increase in net assets resulting from operations             $383,750
                                                                 --------

WARBURG PINCUS TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                 For the Year      For the Year
                                                    Ended             Ended
                                                August 31, 1997  August 31, 1996
                                                ---------------  ---------------

FROM OPERATIONS:
     Net investment income                       $  227,120         $210,818
     Net realized gain from security
         transactions                                72,910          102,614
     Net change in unrealized appreciation
         (depreciation) from investments             83,720         (127,100)
                                                 ----------       ----------
               Net increase in net assets
                 resulting from operations          383,750          186,332
                                                 ----------       ----------

FROM DISTRIBUTIONS:
     Dividends from net investment income          (227,120)        (210,818)
     Distributions from realized gains              (51,586)               0
                                                 ----------       ----------
       TOTAL   Net decrease in net assets
                  from distributions               (278,706)        (210,818)
                                                 ----------       ----------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                   1,316,123        1,007,497
   Reinvested dividends                             189,616          129,529
   Net asset value of shares redeemed            (2,257,418)        (720,710)
                                                 ----------       ----------
               Net increase (decrease) in
                  net assets from capital
                  share transactions               (751,679)         416,316
                                                 ----------       ----------
               Net increase (decrease) in net
                  assets                           (646,635)         391,830

NET ASSETS:
   Beginning of year                              4,518,943        4,127,113
                                                 ----------       ----------
   End of year                                   $3,872,308       $4,518,943
                                                 ==========       ==========


   Undistributed net investment income                   $0               $0
                                                 ==========       ==========

WARBURG PINCUS TAX FREE FUND
FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                               For the Years Ended  August 31,
                                               -------------------------------------------------------
                                                  1997        1996        1995        1994        1993
                                                  ----        ----        ----        ----        ----
NET ASSET VALUE, BEGINNING OF YEAR               $10.36      $10.41      $10.40      $11.53      $11.04
                                                 ------      ------      ------      ------      ------
          INCOME FROM INVESTMENT OPERATION
          Net Investment Income                  0.4975      0.5097      0.5426      0.6026      0.6385
          Net Gain (Loss) on Securities (both
                realized  and unrealized)        0.3420     (0.0541)     0.3077     (0.6259)     0.8654
                                                 ------      ------      ------      ------      ------
                       Total from Investment
                          Operations             0.8395      0.4556      0.8503     (0.0233)     1.5039
                                                 ------      ------      ------      ------      ------
          LESS DISTRIBUTIONS:
          Dividends from Net Investment Income  (0.4975)    (0.5056)    (0.5426)    (0.6092)    (0.6725)
          Distributions from Excess Net Income   0.0000      0.0000      0.0000     (0.0135)     0.0000
          Distributions from Capital Gains      (0.1120)     0.0000     (0.2977)    (0.4886)    (0.3414)
                                                 ------      ------      ------      ------      ------
                       Total Distributions      (0.6095)    (0.5056)    (0.8403)    (1.1113)    (1.0139)
                                                 ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                     $10.59      $10.36      $10.41      $10.40      $11.53
                                                 ======      ======      ======      ======      ======
Total Returns                                      8.30%      4.42%        8.89%      (0.30)%     14.45%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)                    $3,872      $4,519      $4,127      $5,465      $6,631
Ratios of Expenses to Average Net Assets           0.50%(a)    0.50%(a)    0.48%(a)    0.15%(a)    0.17%(a)
Ratios of Net Investment Income to Average
    Net Assets                                     4.72%       4.83%       5.53%       5.51%       5.71%
Portfolio Turnover Rate                              95%         82%         38%         20%         70%

 (a) Without the waiver of advisory, adminstration and custody fees and without the reimbursement of certain operating expenses to average net assets for the Warburg Pincus Tax Free Fund would have been 2.95%, 3.17%, 2.12%, 1.84% and 1.76% for the years ended August 31, 1997,
          1996, 1995, 1994, and 1993 respectively.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

          Dividends paid by the Fund taxable as ordinary income amounted to $0.4975 per share.

          Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on reflected on Form 1099-Div and will be mailed in January 1998.

WARBURG PINCUS TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

    The Warburg Pincus Tax Free Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act" ), as a diversified, open-end management investment company.
    On May 3, 1996, pursuant to an Agreement and Plan of Reorganization, the Fund (an "Acquiring Fund") acquired all of the assets of an investment series of The RBB Fund, Inc., Warburg Pincus Tax Free Fund (the "Acquired Tax Free Fund"). The acquisitions were accomplished by a tax-free exchange of 422,797 Common Shares of the Acquired Tax Free Fund, for the same amount of shares of the same class of the Acquiring Fund. Shares were reissued to shareholders at the time of the reorganization. The net assets of $4,343,839, including $99,263 of unrealized appreciation, of the Acquiring Fund directly after the reorganization was the same as the net assets of the Acquired Fund. The Acquiring Fund assumed the prior operating history of the Acquired Tax Free Fund.
    The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange. The Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investment are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Funds' governing Board.
    Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value.
    Security transactions are accounted for on the trade date basis. Interest income is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.
    Dividends from net investment income, if any, are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
    No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to a regulated investment company under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other Warburg Funds transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

WARBURG PINCUS TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
AUGUST 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONT=D)

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

      Warburg, Pincus Asset Management, Inc. ("Warburg") serves as the Fund's investment adviser. Warburg is indirectly controlled by Warburg, Pincus & Co. For its advisory services, Warburg is entitled to receive a fee computed daily and payable monthly at annual rate of .50% of the Fund's average daily net assets. For the year ended August 31, 1997, Warburg earned and waived investment advisory fees of $24,076 and reimbursed $90,520 of the Fund's expenses. An amount of $25,755 was due from Warburg as of August 31, 1997.
      PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., and Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, serve as co- administrators for the Fund. The co-administration fees are computed daily and payable monthly at an annual rate of .05% of average daily net assets for PFPC and .10% of average daily net assets for CFSI. For the year ended August 31, 1997, CFSI earned co-administration fees of $4,815 and PFPC earned and voluntarily waived co-administration fees of $2,408.
      The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as the Fund's distributor. For distribution services, CSI receives a fee at the annual rate of .25%, computed daily and payable monthly, on average daily net assets. For the year ended August 31, 1997, CSI earned distribution fees of $12,038 and waived distribution fees of $1,079.

3. INVESTMENTS IN SECURITIES

      For the year ended August 31, 1997, purchases and sales of investment securities (excluding short-term investments) were $4,390,726 and $4,974,099 respectively.

WARBURG PINCUS TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share.

      Transactions in capital shares for each year were as follows:

                                                                      FOR THE                    FOR THE
                                                                    YEAR ENDED                  YEAR ENDED
                                                                  AUGUST 31,1997             AUGUST 31,1996
                                                           --------------------------     -----------------------
                                                            SHARES            VALUE        SHARES        VALUE

         Shares sold                                        124,665       $ 1,316,123       96,011     $1,007,497

         Shares issued in reinvestment of dividends          18,034           189,616       12,332       129, 529

           Shares repurchased                              (213,284)       (2,257,418)     (68,556)      (720,710)
                                                           --------       -----------      -------     ----------
          Net increase (decrease)                           (70,585)      $ ( 751,679)      39,787    $   416,316
                                                           ========       ===========      =======    ===========

5.   LIABILITIES

      At August 31, 1997, the Fund had the following liabilities:

         Payable for Fund shares redeemed                            $    24,163
         Accrued expenses                                                 17,137
         Dividends payable                                                 3,721

6.    NET ASSETS

      At August 31, 1997, net assets consisted of the following:

          Capital paid-in                                            $ 3,599,663
          Undistributed net investment income                                  0
          Accumulated net realized gain from
               security transactions                                      72,894
          Net unrealized appreciation from investments                   199,751
                                                                     -----------
                                                                     $ 3,872,308
                                                                     ===========

7. SUBSEQUENT EVENTS - LIQUIDATION

     On July 30, 1997, the Board of Directors approved a formal plan of liquidation for the Fund. The plan of liquidation was voted on and approved by the shareholders on October 6, 1997. Liquidation of the Fund is expected to occur on October 17, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Warburg Pincus Tax Free Fund:

We have audited the accompanying statements of net assets of Warburg Pincus Tax Free Fund as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments held as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Warburg Pincus Tax Free Fund, as of August 31, 1997, and the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 17, 1997